Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS						(dollar amounts in thousands, except per share amounts)
	Thirteen weeks ended					Thirty-nine weeks ended

	October 29, 2005		October 30, 2004			October 29, 2005		October 30, 2004

		%		%			%		%
	Amount	Sales	Amount	Sales		Amount	Sales	Amount	Sales
Merchandise Sales	$451,784	82.9	$456,220	81.7		$1,395,045	82.8	$1,404,594	81.8
Service Revenue	93,422	17.1	102,245	18.3		290,364	17.2	311,940	18.2
Total Revenues	545,206	100.0	558,465	100.0		1,685,409	100.0	1,716,534	100.0
Costs of Merchandise Sales	337,815	74.8	329,059	72.1		1,026,406	73.6	1,000,885	71.3
Costs of Service Revenue	89,055	95.3	79,452	77.7		259,608	89.4	238,513	76.5
Total Costs of Revenues	426,870	78.3	408,511	73.1		1,286,014	76.3	1,239,398	72.2
Gross Profit from Merchandise Sales	113,969	25.2	127,161	27.9		368,639	26.4	403,709	28.7
Gross Profit from Service Revenue	4,367	4.7	22,793	22.3		30,756	10.6	73,427	23.5
Total Gross Profit	118,336	21.7	149,954	26.9		399,395	23.7	477,136	27.8
Selling, General and Administrative Expenses	126,934	23.3	132,402	23.7		395,144	23.4	398,332	23.2
Operating (Loss) Profit	(8,598)	(1.6)	17,552	3.1		4,251	0.3	78,804	4.6
Non-operating Income	527	0.1	1,089	0.2		2,748	0.2	2,151	0.1
Interest Expense	9,205	1.7	8,056	1.5		27,354	1.6	25,154	1.4
(Loss) Earnings From Continuing Operations Before Income Taxes	(17,276)	(3.2)	10,585	1.9		(20,355)	(1.2)	55,801	3.3
Income Tax (Benefit) Expense	(5,866)	34.0 (1)	3,916	37.0	(1)	(7,285)	35.8 (1)	20,646	37.0	(1)
Net (Loss) Earnings From Continuing Operations	(11,410)	(2.1)	6,669	1.2		(13,070)	(0.8)	35,155	2.0
Discontinued Operations, Net of Tax	214	0.0	(169)	(0.0)		143	0.0	(1,441)	(0.1)
Net (Loss) Earnings	(11,196)	(2.1)	6,500	1.2		(12,927)	(0.8)	33,714	2.0
Retained Earnings, beginning of period	525,703		549,133			536,780		531,933
Cash Dividends	(3,664)		(3,925)			(10,984)		(11,738)
Effect of Stock Options	(257)		(389)			(2,231)		(2,590)
Dividend Reinvestment Plan	(54)		(72)			(106)		(72)
Retained Earnings, end of period	$510,532		$551,247			$510,532		$551,247
Basic (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations	$(0.21)		$0.12			$(0.24)		$0.62
Discontinued Operations, Net of Tax	0.01		(0.01)			—		(0.03)
Basic (Loss) Earnings per Share	$(0.20)		$0.11			$(0.24)		$0.59
Diluted Earnings (Loss) per Share:
Net (Loss) Earnings From Continuing Operations	$(0.21)		$0.11			$(0.24)		$0.59
Discontinued Operations, Net of Tax	0.01		—			—		(0.02)
Diluted (Loss) Earnings per Share	$(0.20)		$0.11			$(0.24)		$0.57
Cash Dividends per Share	$0.0675		$0.0675			$0.2025		$0.2025

(1) As a percentage of (loss) earnings before income taxes.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)
	October 29, 2005	January 29, 2005	October 30, 2004
Assets
Current Assets:
Cash and cash equivalents	$36,534	$82,758	$35,185
Accounts receivable, net	34,473	30,994	40,827
Merchandise inventories	648,368	602,760	611,645
Prepaid expenses	26,511	45,349	25,049
Other	63,123	96,065	118,331
Assets held for disposal	652	665	2,185
Total Current Assets	809,661	858,591	833,222
Property and Equipment - at cost:
Land	258,124	261,985	263,201
Buildings and improvements	909,872	916,099	909,752
Furniture, fixtures and equipment	668,960	633,098	606,183
Construction in progress	18,266	40,426	31,101
	1,855,222	1,851,608	1,810,237
Less accumulated depreciation and amortization	908,181	906,577	892,075
Property and Equipment - net	947,041	945,031	918,162
Other	66,125	63,401	51,769
Total Assets	$1,822,827	$1,867,023	$1,803,153

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$304,120	$310,981	$307,921
Trade payable program liability	11,212	—	—
Accrued expenses	265,331	306,671	246,707
Deferred income taxes	19,238	19,406	20,164
Current maturities of long-term debt and obligations under capital leases	144,164	40,882	147,171
Total Current Liabilities	744,065	677,940	721,963

Long-term debt and obligations under capital leases, less current maturities	270,868	352,682	180,253
Convertible long-term debt	119,000	119,000	150,000
Other long-term liabilities	52,895	37,977	38,069
Deferred income taxes	14,096	25,968	40,972
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	287,184	284,966	284,660
Retained earnings	510,532	536,780	551,247
Accumulated other comprehensive loss	(3,004)	(4,852)	(284)
	863,269	885,451	904,180
Less cost of shares in treasury -12,210,647 shares 11,305,130 shares and 11,319,985 shares	182,102	172,731	173,020
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	621,903	653,456	671,896
Total Liabilities and Stockholders’ Equity	$1,822,827	$1,867,023	$1,803,153

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirty-nine Weeks Ended	October 29, 2005	October 30, 2004

Cash Flows from Operating Activities:
Net (loss) earnings	$(12,927)	$33,714
Net income (loss) from discontinued operations	143	(1,441)
Net (loss) earnings from continuing operations	$(13,070)	$35,155
Adjustment to Reconcile Net (Loss) Earnings from Continuing
Operations to Net Cash Provided by Continuing Operations:
Depreciation and amortization	59,283	56,473
Accretion of asset disposal obligation	84	105
Stock compensation expense	2,001	996
Deferred income taxes	(12,337)	52,572
(Gain) loss from sales of assets	(2,977)	358
Changes in Operating Assets and Liabilities:
Decrease (increase) in accounts receivable, prepaid expenses and other	48,726	(31,133)
Increase in merchandise inventories	(45,608)	(58,083)
Decrease in accounts payable	(6,861)	(27,447)
Decrease in accrued expenses	(44,075)	(21,347)
Increase (decrease) in other long-term liabilities	14,918	(1,310)
Net cash provided by continuing operations	84	6,339
Net cash used in discontinued operations	(119)	(2,064)
Net Cash (Used in) Provided by Operating Activities	(35)	4,275

Cash Flows from Investing Activities:
Capital expenditures	(65,197)	(52,631)
Proceeds from sales of assets	1,724	1,472
Proceeds from sales of assets held for disposal	6,913	11,859
Net cash used in continuing operations	(56,560)	(39,300)
Net cash provided by discontinued operations	916	—
Net Cash Used in Investing Activities	(55,644)	(39,300)

Cash Flows from Financing Activities:
Net borrowings under line of credit agreements	62,163	35,669
Net borrowings (payments) on trade payable program liability	11,212	(7,216)
Reduction of long-term debt	(40,456)	(84,431)
Payments on capital lease obligations	(363)	(306)
Dividends paid	(10,984)	(11,738)
Repurchase of common stock	(15,562)	(38,900)
Proceeds from issuance of common stock	—	108,854
Proceeds from exercise of stock options	2,711	6,385
Proceeds from dividend reinvestment plan	734	909
Net Cash Provided by Financing Activities	9,455	9,226
Net Decrease in Cash	(46,224)	(25,799)
Cash and Cash Equivalents at Beginning of Period	82,758	60,984
Cash and Cash Equivalents at End of Period	$36,534	$35,185

Cash paid for interest	$19,491	$19,500
Cash received from income tax refunds	$8,605	$—
Cash paid for income taxes	$—	$4,602
Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$2,182	$49
Non-cash financing activities:
Equipment Capital Lease	$124	$1,413

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE			(in thousands, except per share data)

	Thirteen weeks ended		Thirty-nine weeks ended

	October 29, 2005	October 30, 2004	October 29, 2005	October 30, 2004

(a) Net (loss) earnings from continuing operations	$(11,410)	$6,669	$(13,070)	$35,155
Adjustment for interest on convertible senior notes, net of income tax effect	—	—	—	3,004
(b) Adjusted net (loss) earnings from continuing operations	$(11,410)	$6,669	$(13,070)	$38,159
(c) Average number of common shares outstanding during period	54,774	57,574	55,288	56,798
Common shares assumed issued upon conversion of convertible senior notes	—	—	—	6,697
Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price	—	752	—	1,482
(d) Average number of common shares assumed outstanding during period	54,774	58,326	55,288	64,977
Basic (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations (a/c)	$(0.21)	$0.12	$(0.24)	$0.62
Discontinued Operations, Net of Tax	0.01	(0.01)	—	(0.03)
Basic (Loss) Earnings per Share	$(0.20)	$0.11	$(0.24)	$0.59
Diluted (Loss) Earnings per Share:
Net (Loss) Earnings From Continuing Operations (b/d)	$(0.21)	$0.11	$(0.24)	$0.59
Discontinued Operations, Net of Tax	0.01	—	—	(0.02)
Diluted (Loss) Earnings per Share	$(0.20)	$0.11	$(0.24)	$0.57

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION			(dollar amounts in thousands)

	Thirteen weeks ended		Thirty-nine weeks ended

	October 29, 2005	October 30, 2004	October 29, 2005	October 30, 2004

Capital expenditures	$22,771	$23,801	$67,382	$52,631

Depreciation and amortization	$20,628	$18,706	$59,283	$56,473

Non-operating income:
Net rental revenue	$355	$1,007	$1,069	$1,855
Investment income	272	127	777	475
Other (expense) income	(100)	(45)	902	(179)
Total	$527	$1,089	$2,748	$2,151

Comparable sales percentages:
Merchandise	-0.6%	5.1%	-0.5%	8.5%
Service	-8.2%	-0.2%	-6.7%	1.8%
Total	-2.0%	4.1%	-1.6%	7.2%

Total square feet of retail space (including service centers)			12,167,089	12,206,785

Total Store Count			593	595

Sales and Gross Profit by Line of Business (A):

Retail Sales	$328,194	$322,909	$1,022,241	$1,018,819
Service Center Revenue	217,012	235,556	663,168	697,715
Total Revenues	$545,206	$558,465	$1,685,409	$1,716,534

Gross Profit from Retail Sales	$82,347	$85,707	$265,443	$287,830
Gross Profit from Service Center Revenue	35,989	64,247	133,952	189,306
Total Gross Profit	$118,336	$149,954	$399,395	$477,136

Comparable Sales Percentages (A):

Retail Sales	2.1%	10.3%	0.6%	15.0%
Service Center Revenue	-7.6%	-3.4%	-4.8%	-2.5%
Total Revenues	-2.0%	4.1%	-1.6%	7.2%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	25.1%	26.5%	26.0%	28.3%
Gross Profit Percentage from Service Center Revenue	16.6%	27.3%	20.2%	27.1%
Total Gross Profit Percentage	21.7%	26.9%	23.7%	27.8%

(A) Retail Sales include DIY and Commercial sales.  Service Center Revenue includes revenue from labor and installed parts and tires.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)
(dollar amounts in thousands)

Service Labor Reallocation

Effective January 30, 2005, the Company restructured its field operations into separate retail and service teams.  In connection with this restructuring, certain retail personnel, who were previously utilized in merchandising roles supporting the service business, were reassigned to purely service-related responsibilities.  The labor and benefit costs related to these associates, which were previously recognized in Selling, General and Administrative Expenses, are now recognized in Costs of Service Revenue.  Please see the table below illustrating the pro forma effect of this change on both the thirteen and thirty-nine weeks ended October 30, 2004 (presented in GAAP and line of business formats), assuming that such associates had been reassigned from retail to service during such period.

PRO FORMA STATEMENTS OF OPERATIONS

GAAP Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	October 30, 2004		PRO FORMA		October 30, 2004		October 29, 2005
	ACTUAL		ADJUSTMENTS		PRO FORMA		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$127,161	27.9	$—	0.0	$127,161	27.9	$113,969	25.2
Gross Profit from Service Revenue	22,793	22.3	(5,376)	(5.3)	17,417	17.0	4,367	4.7
Total Gross Profit	149,954	26.9	(5,376)	(1.0)	144,578	25.9	118,336	21.7
Selling, General and Administrative Expenses	132,402	23.7	(5,376)	(1.0)	127,026	22.7	126,934	23.3
Operating Profit (Loss)	$17,552	3.1	$—	0.0	$17,552	3.1	$(8,598)	(1.6)

	Thirty-nine weeks ended				Thirty-nine weeks ended		Thirty-nine weeks ended
	October 30, 2004		PRO FORMA		October 30, 2004		October 29, 2005
	ACTUAL		ADJUSTMENTS		PRO FORMA		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Merchandise Sales	$403,709	28.7	$—	0.0	$403,709	28.7	$368,639	26.4
Gross Profit from Service Revenue	73,427	23.5	(15,260)	(4.9)	58,167	18.6	30,756	10.6
Total Gross Profit	477,136	27.8	(15,260)	(0.9)	461,876	26.9	399,395	23.7
Selling, General and Administrative Expenses	398,332	23.2	(15,260)	(0.9)	383,072	22.3	395,144	23.4
Operating Profit	$78,804	4.6	$—	0.0	$78,804	4.6	$4,251	0.3

Line of Business Format

	Thirteen weeks ended				Thirteen weeks ended		Thirteen weeks ended
	October 30, 2004		PRO FORMA		October 30, 2004		October 29, 2005
	ACTUAL		ADJUSTMENTS		PRO FORMA		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$85,707	26.5	$—	0.0	$85,707	26.5	$82,347	25.1
Gross Profit from Service Center Revenue	64,247	27.3	(5,376)	(2.3)	58,871	25.0	35,989	16.6
Total Gross Profit	149,954	26.9	(5,376)	(1.0)	144,578	25.9	118,336	21.7
Selling, General and Administrative Expenses	132,402	23.7	(5,376)	(1.0)	127,026	22.7	126,934	23.3
Operating Profit (Loss)	$17,552	3.1	$—	0.0	$17,552	3.1	$(8,598)	(1.6)

	Thirty-nine weeks ended				Thirty-nine weeks ended		Thirty-nine weeks ended
	October 30, 2004		PRO FORMA		October 30, 2004		October 29, 2005
	ACTUAL		ADJUSTMENTS		PRO FORMA		ACTUAL
		%		%		%		%
	Amount	Sales	Amount	Sales	Amount	Sales	Amount	Sales

Gross Profit from Retail Sales	$287,830	28.3	$—	0.0	$287,830	28.3	$265,443	26.0
Gross Profit from Service Center Revenue	189,306	27.1	(15,260)	(2.2)	174,046	24.9	133,952	20.2
Total Gross Profit	477,136	27.8	(15,260)	(0.9)	461,876	26.9	399,395	23.7
Selling, General and Administrative Expenses	398,332	23.2	(15,260)	(0.9)	383,072	22.3	395,144	23.4
Operating Profit	$78,804	4.6	$—	0.0	$78,804	4.6	$4,251	0.3